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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2001




                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)


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                CALIFORNIA                              000-25331                            91-1788300
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     (State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer Identification No.)
              incorporation)
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               532 FOLSOM STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (Address of principal executive offices)



                                 (415) 808-8800
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

        On April 10, 2001, Critical Path, Inc. issued a press release announcing a strategic reorganization. In connection with this reorganization the Company announced the appointment of Bill McGlashan as interim Chief Operating Officer and Amy Rao as interim Vice President for Sales, and the termination of Diana Whitehead, former President, and Mari Tangredi, former Executive Vice President of Business Development, Sales and Professional Services.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

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    (c) Exhibits.

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        Exhibit No. 99.1      Press release of Critical Path, Inc. dated April 10, 2001
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CRITICAL PATH, INC.
                                                        (REGISTRANT)

Date:    April 26, 2001                   By:      /s/ Lawrence P. Reinhold
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                                                   Lawrence P. Reinhold
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED APRIL 26, 2001



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      Exhibit
       Number                                  Description
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        99.1         Press Release of Critical Path, Inc. dated April 10, 2001
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